SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2004

COMMISSION FILE NUMBER 1-9838

NS GROUP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	61-0985936
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

530 West Ninth Street, Newport, Kentucky 41071

(Address of principal executive offices)

Registrant’s telephone number, including area code: (859) 292-6809

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 April 6, 2004 NS Group, Inc. Press Release

Item 9. REGULATION FD DISCLOSURE

     On April 6, 2004, NS Group, Inc. issued a news release concerning a conference call to be held on April 26, 2004. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       NS GROUP, INC.

Date: April 6, 2004	By: /s/ Thomas J. Depenbrock
Thomas J. Depenbrock
Vice President-Finance,
Treasurer and Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	April 6, 2004 NS Group, Inc. Press Release